 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2016, Ur-Energy Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2016.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual and Special Meeting of Shareholders (the “Meeting”) on May 5, 2016. At the Meeting, five proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 8, 2016. As of March 31, 2016, the record date for the meeting, a total of 143,350,685 Common Shares were outstanding and entitled to vote. In total, 80,982,004 Common Shares were present in person or represented by proxy at the Meeting, which represented 56.49% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all of the directors presented to the shareholders. For the election of directors, there were a total of 44,250,038 broker non-votes.

Name	For	%	Withheld	%
Jeffrey T. Klenda	36,259,381	98.73	467,478	1.27
James M. Franklin	33,954,108	92.45	2,772,751	7.55
Paul Macdonell	33,911,803	92.34	2,815,056	7.66
W. William Boberg	35,605,016	96.95	1,121,843	3.05
Thomas Parker	33,938,613	92.41	2,788,246	7.59
Gary C. Huber	35,626,736	97.00	1,100,123	3.00

Proposal No. 2 – Reappointment of PricewaterhouseCoopers LLP as our independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors.

For	Withheld
80,037,633	939,264

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers.

For	Against	Broker Non Vote
34,464,672	2,267,294	44,250,038

Proposal No. 4 – Approval and reconfirming of the Company’s Amended Restricted Share Unit Plan.(1)

For	Against	Broker Non Vote
21,418,657	10,553,697	44,250,038

(1) Does not include 4,759,612 shares of certain insiders and their affiliates, which were excluded from the shares voted.

Proposal No. 5 – Resolution to approve and confirm By-Law No. 2 (Advance Notice By-Law).

For	Against	Broker Non Vote
35,530,192	1,201,774	44,250,038

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated May 6, 2016, reporting financial results for the first quarter ended March 31, 2016.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2016

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud

	Name:	Penne A. Goplerud
	Title:	Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated May 6, 2016, reporting financial results for the first quarter ended March 31, 2016.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.